                                                           EXHIBIT NO. 99.15(b)

                               EXHIBIT A

                         Dated: February 11, 1998


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                                  CLASSES OF
                                    SHARES
                                  COVERED BY
                                   RULE 12B-1                 DATE RULE 12b-1
         FUND                        PLAN                     PLAN ADOPTED
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MFS Managed Sectors Fund              A,B                   January 1, 1997
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MFS Cash Reserve Fund                 A,B,C                 January 1, 1997
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MFS World Asset Allocation Fund       A,B,C                 January 1, 1997
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MFS Strategic Growth Fund             A,B,C                 January 1, 1997
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MFS Research Growth and Income Fund   A,B,C                 January 1, 1997
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MFS Core Growth Fund                  A,B,C                 January 1, 1997
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MFS Equity Income Fund                A,B,C                 January 1, 1997
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MFS Special Opportunities Fund        A,B,C                 January 1, 1997
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MFS Convertible Securities Fund       A,B,C                 January 1, 1997
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MFS Blue Chip Fund                    A,B,C                 January 1, 1997
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MFS New Discovery Fund                A,B,C                 January 1, 1997
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MFS Science and Technology Fund       A,B,C                 January 1, 1997
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MFS Research International Fund       A,B,C                 January 1, 1997
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MFS Real Estate Investment Fund       A,B,C                 March 17, 1998
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MFS Emerging Growth Fund              A,B,C                 January 1, 1997
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MFS Large Cap Growth Fund             A,B                   January 1, 1997
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MFS Intermediate Income Fund          A,B                   January 1, 1997
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MFS World Total Return Fund           A,B,C                 January 1, 1997
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MFS Utilities Fund                    A,B,C                 January 1, 1997
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MFS World Equity Fund                 A,B,C                 January 1, 1997
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MFS Strategic Income Fund             A,B,C                 January 1, 1997
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MFS World Growth Fund                 A,B,C                 January 1, 1997
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


                                        EXHIBIT A
                                       (Continued)


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                                   CLASSES OF
                                    SHARES
                                  COVERED BY
                                   RULE 12B-1                 DATE RULE 12b-1
         FUND                        PLAN                     PLAN ADOPTED

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MFS Alabama Municipal Bond Fund         A,B                 January 1, 1997
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MFS Arkansas Municipal Bond Fund        A,B                 January 1, 1997
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MFS California Municipal Bond Fund      A,B,C               January 1, 1997
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MFS Florida Municipal Bond Fund         A,B                 January 1, 1997
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MFS Georgia Municipal Bond Fund         A,B                 January 1, 1997
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MFS Maryland Municipal Bond Fund        A,B                 January 1, 1997
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MFS Massachusetts Municipal Bond Fund   A,B                 January 1, 1997
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MFS Mississippi Municipal Bond Fund     A,B                 January 1, 1997
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MFS New York Municipal Bond Fund        A,B                 January 1, 1997
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MFS North Carolina Municipal Bond Fund  A,B,C               January 1, 1997
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MFS Pennsylvania Municipal Bond Fund    A,B                 January 1, 1997
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MFS South Carolina Municipal Bond Fund  A,B                 January 1, 1997
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MFS Tennessee Municipal Bond Fund       A,B                 January 1, 1997
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MFS Virginia Municipal Bond Fund        A,B,C               January 1, 1997
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MFS West Virginia Municipal Bond Fund   A,B                 January 1, 1997
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MFS Municipal Income Fund               A,B,C               January 1, 1997
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MFS Government Limited Maturity Fund    A,B,C               January 1, 1997
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

                                      EXHIBIT B

                               Dated: February 11, 1998

                               MFS Managed Sectors Fund
                                 MFS Cash Reserve Fund
                           MFS Research Growth & Income Fund
                                 MFS Emerging Growth Fund
                                MFS Large Cap Growth Fund
                               MFS Intermediate Income Fund
                               MFS World Total Return Fund
                                    MFS Utilities Fund
                                  MFS World Equity Fund
                                MFS Strategic Income Fund
                                  MFS World Growth Fund
                             MFS Alabama Municipal Bond Fund
                             MFS Arkansas Municipal Bond Fund
                            MFS California Municipal Bond Fund
                             MFS Florida Municipal Bond Fund
                             MFS Georgia Municipal Bond Fund
                             MFS Maryland Municipal Bond Fund
                          MFS Massachusetts Municipal Bond Fund
                            MFS Mississippi Municipal Bond Fund
                             MFS New York Municipal Bond Fund
                          MFS North Carolina Municipal Bond Fund
                           MFS Pennsylvania Municipal Bond Fund
                          MFS South Carolina Municipal Bond Fund
                             MFS Tennessee Municipal Bond Fund
                              MFS Virginia Municipal Bond Fund
                           MFS West Virginia Municipal Bond Fund
                                   MFS Municipal Income Fund
                            MFS Government Limited Maturity Fund
                                  MFS Strategic Growth Fund
                                   MFS New Discovery Fund
                                   MFS Equity Income Fund
                              MFS Research International Fund
                              MFS Real Estate Investment Fund

                                       EXHIBIT C

                                Dated: February 11, 1998

                             MFS World Asset Allocation Fund
                                   MFS Core Growth Fund
                             MFS Special Opportunities Fund
                             MFS Convertible Securities Fund
                                    MFS Blue Chip Fund
                             MFS Science and Technology Fund